Prudential Bancorp, Inc.

Annual Shareholder Meeting
(NASDAQ: PBIP)
February 16, 2016

Prudential

Disclaimer

This presentation may contain certain forward-looking statements, including statements about the financial condition, results of operations and earnings outlook for Prudential Bancorp, Inc. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as "believe," "expect," "anticipate," "estimate" and "intend" or future or conditional verbs such as "will," "would," "should," "could" or "may." Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors, many of which are beyond the Company's control, could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's reports filed periodically with the Securities and Exchange Commission describe some of these factors, including general economic conditions, changes in interest rates, deposit flows, the cost of funds, changes in credit quality and interest rate risks associated with the Company's business and operations. Other factors described include changes in our loan portfolio, changes in competition, fiscal and monetary policies and legislation and regulatory changes. Investors are encouraged to access the Company's periodic reports filed with the Securities and Exchange Commission for financial and business information regarding the Company at www.prudentialsavingsbank.com under the Investor Relations menu. We undertake no obligation to update any forward-looking statements.

Prudential Bancorp, Inc. Overview

Prudential

- Prudential Bancorp, Inc. ("the Company") is the holding company for Prudential Savings Bank ("the Bank")
- The Bank operates out of its headquarters and main office in South Philadelphia as well as six other locations in Philadelphia and Delaware Counties, Philadelphia
- A community oriented savings bank with roots in Philadelphia dating back to 1886
- The Company conducts business in Philadelphia, Delaware, Bucks, Chester and Montgomery Counties, Pennsylvania, as well as several contiguous counties in southern New Jersey

Source: SNL Financial

Prudential Bancorp, Inc. Branch Listings

Prudential

1. 238A Moore St Philadelphia, PA 19148
2. 1722 S Broad St Philadelphia, PA 19145
3. 329 N Main St Chalfont, PA 18914[1]
4. 1270 Township Line Rd Drexel Hill, PA 19026
5. 329 N Main St Chalfont, PA 18914
6. 28 N 3rd St Philadelphia, PA 19106
7. 2 Penn Center Plz Philadelphia, PA 19102



PBIP Location (7)
Doylestown
Pennington
Ewing
Warrington
Newtown
Lower Makefield Township
Trenton
Morrisville
Richboro
Warminster
Fairless Hills
White Horse
Groveville
Horsham
Levittown
Trooper
Plymouth Township
Ambler
Willow Grove
Feasterville
Phoenixville
Audubon
Norristown
Whitemarsh
Abington
Bensalem
Roebling
Pikeland
Valley Forge N.H.P.
King of Prussia
Conshohocken
Glenside
Bristol
Croydon
Cheltenham
Edgewater Park
Paoli
Radnor
Willingboro
Newtown Square
Ardmore
Merion Station
Cinnaminson
Mount Holly
Marple
Havertown
Moorestown
Lumberton
West Chester
Willistown
Drexel Hill
Maple Shade
Westtown
Springfield
Camden
Cherry Hill
Media

(1) Branch office is scheduled to close in February 2016
Source: SNL Financial

2015 Fiscal Year[1] Highlights

Prudential

- Decreased interest expense by allowing the run-off of higher costing certificates of deposit and reducing the rates paid on non-maturing deposit products
- Continued the process of diversifying the loan portfolio from primarily fixed-rate residential lending to adjustable-rate commercial/construction lending in order to increase net earnings and decrease interest rate risk
- Improved overall interest rate risk profile due to new capital infusion and change in mix of loan and deposit portfolios
- Implemented aggressive stock buyback program
- Utilized deferred tax asset to substantially reduce income tax expense

(1) Third Quarter concludes PBIP's Fiscal Year
Source: Company Documents

Loan Portfolio Composition

Prudential



Construction & Development Loans 7%
Commercial Business Loans 1%
CRE Loans 5%
Consumer Loans 0%
Multifamily Loans 2%
1-4 Family Loans 85%



Construction & Development Loans 12%
CRE Loans 8%
Consumer Loans 0%
Multifamily Loans 2%
1-4 Family Loans 78%

9/30/2014 Total Loans[1]: $330,696

9/30/2015 Total Loans[1]: $330,556

9/30/2014

9/30/2015

(1) Excludes undisbursed portion of loans in process and deferred loan costs
Source: Company Documents

Investment Portfolio Composition

Prudential



AFS - Gov't Sponsored MBS's 29%
HTM - Gov't Agencies 48%
AFS - Gov't Agencies 13%
HTM - GNMA MBS's 10%

9/30/2014 Portfolio Value: $138,657



AFS - Gov't Sponsored MBS's 41%
HTM - Gov't Agencies 38%
AFS - Gov't Agencies 13%
HTM - GNMA MBS's 8%

9/30/2015 Portfolio Value: $143,867

9/30/2014

9/30/2015

Source: Company Documents

Deposit Composition


Transaction
10%
Jumbo
23%
MMDA &
Savings
35%
Retail
31%


Transaction
10%
Jumbo
24%
MMDA &
Savings
36%
Retail
30%

9/30/2014 Total Deposits: $391,025

Cost of Deposits 0.92%

9/30/2014

9/30/2015 Total Deposits: $365,074

Cost of Deposits 0.83%

9/30/2015

Note: Jumbo CDs defined as certificates of deposits with balances of $100,000 or more
Source: SNL Financial & Company Documents

Nonperforming Asset Detail

Prudential

Period Ended	FY 2013	FY 2014	FY 2015
(Dollars in Thousands)			
Nonaccrual Loans			
1-4 Family Loans	$ 4,259	$ 5,002	$ 3,547
Comm & Multifamily RE Loans	2,375	877	1,589
Total Real Estate Loans	6,634	5,879	5,136
Construction/Development Loans	-	-	8,796
Total Consumer Loans	-	-	-
Commercial Loans	-	-	-
Other Loans	-	-	-
Total Nonaccrual Loans	6,634	5,879	13,932[1]
Real Estate Owned	406	360	869[2]
Total Nonperforming Assets	$ 7,040	$ 6,239	$ 14,801

(1) Includes one loan relationship for $10.3 million
(2) Sold during November 2015
Source: Company Documents

Summary Balance Sheet Comparison

Prudential

Selected Consolidated Financial Data (Unaudited)	FY 2013[1]	FY 2014	FY 2015
Total Assets	$607,897	$525,483	$487,189
Cash and Cash Equivalents	158,984	45,382	11,272
Investments			
Held-to-maturity	83,732	80,840	66,384
Available-for-sale	41,781	57,817	77,483
Loans Receivable, Net	306,517	321,063	312,633
Deposits	542,748	391,025	365,074
FHLB Advances	340	340	-
Stockholders' Equity	59,912	129,425	117,001
Loans/ Deposits	56.9%	82.7%	86.4%
Capital Ratios:			
Tangible Common Equity/ Tangible Assets[2]	9.86%	24.63%	24.02%
Tier 1 Ratio	26.69%	57.21%	50.63%
Risk-based Capital Ratio	27.72%	58.28%	51.98%
Leverage Ratio	12.54%	25.39%	23.73%
Tangible Book Value per Share[2]	$6.33	$13.56	$13.85

Dollars in thousands except per share data
(1) Includes $145.7 million in deposits held in escrow in connection with subscriptions received in the second-step conversion, of which $74.3 million in excess subscription funds was subsequently returned to potential subscribers
(2) The Company had no intangible assets as of the dates presented. Thus the tangible ratios and tangible book values are the same as the ratios and book calculated under GAAP
Source: Company Documents

Summary Income Statement Comparison

Prudential

Period Ended	FY 2013	FY 2014	FY 2015
(Dollars in Thousands, except per share data)			
Total Interest Income	$16,773	$16,465	$16,680
Total Interest Expense	4,344	3,401	3,430
Net Interest Income	12,429	13,064	13,250
Provision (Recovery)	(500)	240	735
Total Non-interest Income	1,774	1,111	3,008
Total Non-interest Expense	11,250	11,465	13,175
Income Before Taxes	3,453	2,470	2,348
Income Taxes	1,698	690	116
Net Income	1,755	1,780	2,232
Dividend Per Share	-	$0.06	$0.27
Diluted Earnings Per Share	$0.18	$0.19	$0.27
Return on Average Assets	0.35%	0.34%	0.58%
Return on Average Equity	2.96%	1.38%	2.37%
Efficiency Ratio[1]	79.21%	80.88%	81.04%

(1) Calculated by dividing non-interest expense by the sum of net interest income and non-interest income
Source: Company Documents

Net Interest Margin


Net Interest Margin[1]
2.80%
2.60%
2.40%
2.20%
2.00%
2.67%
2.61%
2.69%
FY 2013
FY 2014
FY 2015

Prudential

(1) Calculated by dividing net interest income by average interest-earning assets
Source: Company Documents

Share Repurchases

Prudential



$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
Total Dollar Value
Number of Repurchased Shares
$2,162,612
$1,627,665
$5,062,909
$5,837,542
$865,540
117,900
131,714
385,257
460,313
52,000
500,000
450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
-
2015 Q1
2015 Q2
2015 Q3
2015 Q4
2016 Q1

	First Repurchase Plan	Second Repurchase Plan
Shares Covered	950,000	850,000
Shares Repurchased	950,000	197,184
Percent of Plan Completed	100.0%	23.2%

Source: Company Documents

Stock Price Performance Since Second-Step IPO

Prudential



PBIP
$16.00
$14.00
$12.00
$10.00
10/10/2013
11/10/2013
12/10/2013
1/10/2014
2/10/2014
3/10/2014
4/10/2014
5/10/2014
6/10/2014
7/10/2014
8/10/2014
9/10/2014
10/10/2014
11/10/2014
12/10/2014
1/10/2015
2/10/2015
3/10/2015
4/10/2015
5/10/2015
6/10/2015
7/10/2015
8/10/2015
9/10/2015
10/10/2015
11/10/2015
12/10/2015
1/10/2016
2/10/2016
$ 15.39



PBIP
SNL U.S. Thrift
60.0%
40.0%
20.0%
0.0%
(20.0%)
10/10/2013
11/10/2013
12/10/2013
1/10/2014
2/10/2014
3/10/2014
4/10/2014
5/10/2014
6/10/2014
7/10/2014
8/10/2014
9/10/2014
10/10/2014
11/10/2014
12/10/2014
1/10/2015
2/10/2015
3/10/2015
4/10/2015
5/10/2015
6/10/2015
7/10/2015
8/10/2015
9/10/2015
10/10/2015
11/10/2015
12/10/2015
1/10/2016
2/10/2016
53.9%
11.9%

Note: Market data as of 2/8/2016
Source: SNL Financial

Comparison Summary of Q1 Fiscal 2016 and Q4 Fiscal 2015

Prudential

Selected Operating Data:

(Unaudited)

	Three Months Ended Dec. 31, 2015	Three Months Ended Sept. 30, 2015
	(Dollars in Thousands, except per share data)	
Total Interest Income	$4,056	$4,081
Total Interest Expense	800	807
Net Interest Income	3,256	3,274
Provision for Loan Losses	--	150
Total Non-interest Income	274	225
Total Non-interest Expense	2,896	3,307
Income Taxes	221	30
Net Income	413	12
Diluted Earnings Per Share	0.05	--
Efficiency Ratio[1]	82.04%	94.51%

(1) Calculated by dividing non-interest expense by the sum of net interest income and non-interest income

Source: Company Documents

Prudential

Thank you for your attendance today!